Credit Suisse First Boston
ABSC 2005 - HE1
Interest Only Loans
865 records
Balance: 257,323,596

Interest Only Loans

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	3	$197,070.00	0.08%	649	84.93%	5.921%	63.85%
75,001 - 100,000	15	1,407,438.00	0.55	622	79.70	6.923	92.96
100,001 - 125,000	45	5,114,041.20	1.99	653	79.00	6.492	100.00
125,001 - 150,000	43	5,874,590.00	2.28	642	81.86	6.546	97.75
150,001 - 175,000	60	9,815,302.00	3.81	642	80.48	6.415	98.45
175,001 - 200,000	64	12,066,526.00	4.69	657	80.73	6.369	93.92
200,001 - 250,000	144	32,618,898.00	12.68	661	81.26	6.405	95.83
250,001 - 300,000	118	32,370,748.00	12.58	658	82.60	6.415	97.33
300,001 - 400,000	200	70,209,228.00	27.28	658	80.96	6.203	100.00
400,001 - 500,000	100	44,732,905.00	17.38	662	83.06	6.217	100.00
500,001 - 600,000	52	28,460,042.00	11.06	663	81.89	6.296	98.01
600,001 - 700,000	13	8,382,661.00	3.26	682	80.39	6.001	100.00
700,001 >=	8	6,075,135.00	2.36	679	75.07	5.832	100.00
Total:	865	$257,324,584.20	100.00%	660	81.46%	6.286%	98.45%

Mimimum Original Balance: 53,900
Maximum Original Balance: 820,000
Average Original Balance: 297,485

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
50,001 - 75,000	3	$197,070.00	0.08%	649	84.93%	5.921%	63.85%	48.44%
75,001 - 100,000	15	1,407,438.00	0.55	622	79.70	6.923	92.96	37.59
100,001 - 125,000	45	5,113,957.68	1.99	653	79.00	6.492	100.00	38.16
125,001 - 150,000	43	5,874,574.35	2.28	642	81.86	6.546	97.75	37.33
150,001 - 175,000	60	9,815,302.00	3.81	642	80.48	6.415	98.45	39.39
175,001 - 200,000	64	12,066,525.99	4.69	657	80.73	6.369	93.92	41.26
200,001 - 250,000	144	32,618,726.28	12.68	661	81.26	6.405	95.83	40.32
250,001 - 300,000	118	32,370,516.69	12.58	658	82.60	6.415	97.33	40.22
300,001 - 400,000	200	70,209,225.05	27.28	658	80.96	6.203	100.00	40.43
400,001 - 500,000	100	44,732,421.65	17.38	662	83.06	6.217	100.00	39.48
500,001 - 600,000	52	28,460,042.00	11.06	663	81.89	6.296	98.01	38.63
600,001 - 700,000	13	8,382,661.00	3.26	682	80.39	6.001	100.00	38.86
700,001 >=	8	6,075,135.00	2.36	679	75.07	5.832	100.00	43.28
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

Mimimum Remaining Balance: 53,900
Maximum Remaining Balance: 820,000
Average Remaining Balance: 297,484

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
526 - 550	1	$572,000.00	0.22%	546	80.00%	6.250%	100.00%	37.00%
551 - 575	3	685,750.00	0.27	556	79.56	6.716	100.00	38.28
576 - 600	76	19,412,262.68	7.54	590	80.80	6.534	98.46	41.46
601 - 625	162	46,663,495.38	18.13	613	81.48	6.550	97.72	40.07
626 - 650	169	46,823,843.64	18.20	639	82.11	6.322	99.11	40.16
651 - 675	196	61,812,504.31	24.02	664	80.85	6.202	98.80	39.62
676 - 700	103	32,082,579.69	12.47	687	82.29	6.256	99.35	40.10
701 - 725	79	25,514,260.99	9.92	712	81.20	6.030	97.48	38.73
726 - 750	44	12,935,852.00	5.03	738	82.03	5.955	95.29	40.32
751 - 775	27	8,884,547.00	3.45	762	81.23	6.152	100.00	40.50
776 - 800	5	1,936,500.00	0.75	786	79.74	5.803	100.00	32.86
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

Minimum FICO: 546
Maximum FICO: 797
WA FICO: 660

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
241 - 300	11	$3,996,514.00	1.55%	729	84.16%	5.344%	94.57%	37.20%
301 - 360	854	253,327,081.69	98.45	659	81.42	6.301	98.51	39.96
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

Minimum Original Term: 300
Maximum Original Term: 360
WA Original Term: 359

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
181 - 348	11	$3,996,514.00	1.55%	729	84.16%	5.344%	94.57%	37.20%
349 - 360	854	253,327,081.69	98.45	659	81.42	6.301	98.51	39.96
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

Minimum Remaining Term: 298
Maximum Remaining Term: 359
WA Remaining Term: 357

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Single Family	628	$190,661,091.98	74.09%	658	81.66%	6.307%	98.85%	39.71%
Condominium	98	25,977,399.00	10.10	674	80.22	6.101	100.00	40.25
PUD - Detached	82	24,658,655.58	9.58	653	81.37	6.286	96.76	40.73
2-4 Unit	28	8,646,047.65	3.36	668	80.77	6.468	95.43	41.62
PUD - Attached	29	7,380,401.48	2.87	672	81.96	6.174	91.87	39.22
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Primary Residence	847	$253,342,542.69	98.45%	660	81.37%	6.281%	100.00%	39.89%
Second Home	16	3,495,203.00	1.36	671	87.80	6.648	0.00	40.36
Investment Property	2	485,850.00	0.19	603	83.63	6.201	0.00	46.54
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Purchase	489	$145,569,762.66	56.57%	674	81.27%	6.257%	98.04%	40.26%
Refinance - Cashout	312	93,797,563.03	36.45	642	81.63	6.347	99.11	39.45
Refinance - Rate/Term	64	17,956,270.00	6.98	640	82.16	6.202	98.34	39.56
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 50.00	9	$1,656,150.00	0.64%	638	43.23%	6.396%	100.00%	37.47%
50.01 - 60.00	11	3,337,000.00	1.30	618	55.67	6.370	100.00	37.14
60.01 - 70.00	28	9,661,597.00	3.75	638	65.87	6.105	100.00	36.02
70.01 - 80.00	571	166,890,137.66	64.86	667	79.55	6.159	99.11	40.06
80.01 - 90.00	176	55,138,521.03	21.43	649	87.65	6.404	97.38	40.15
90.01 - 100.00	70	20,640,190.00	8.02	648	94.96	7.056	94.90	40.55
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

Minimum Original Loan-to-Value Ratio: 32.26
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 81.46

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
California	565	$191,503,109.00	74.42%	663	81.10%	6.192%	99.05%	39.91%
Florida	32	6,765,261.49	2.63	658	81.01	6.371	96.93	35.59
Arizona	29	5,508,892.37	2.14	635	83.23	6.696	100.00	39.24
Washington	23	5,105,198.00	1.98	658	81.86	6.437	96.39	41.64
Nevada	22	4,944,282.98	1.92	643	84.68	6.759	87.00	40.26
New York	13	4,520,161.65	1.76	667	83.76	6.620	100.00	41.60
Virginia	15	4,294,993.00	1.67	669	80.50	6.521	100.00	38.69
Maryland	16	4,071,316.00	1.58	651	83.70	6.369	100.00	40.41
Illinois	15	3,470,336.00	1.35	665	80.77	6.824	100.00	38.09
Colorado	17	2,831,110.00	1.10	639	80.87	6.499	100.00	40.09
Texas	12	2,754,210.00	1.07	668	81.92	6.458	91.89	38.33
Other	106	21,554,725.20	8.38	643	82.96	6.579	95.78	41.27
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Full Documentation	453	$126,467,141.98	49.15%	647	81.77%	6.116%	97.26%	40.50%
Stated Documentation	177	55,156,215.35	21.43	674	81.50	6.576	99.67	39.67
Streamlined - Stated ( PITI Verified)	133	40,944,400.69	15.91	690	80.57	6.525	99.63	40.47
Limited Documentation	68	24,126,948.00	9.38	650	81.12	6.204	100.00	36.80
Lite Documentation	24	7,324,289.67	2.85	649	83.16	6.188	97.44	38.80
Full Alternative Documentation	10	3,304,600.00	1.28	640	79.06	5.774	100.00	40.03
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 5.000	15	$5,630,570.00	2.19%	692	79.77%	4.983%	100.00%	36.98%
5.001 - 5.500	95	32,348,375.00	12.57	686	80.12	5.356	98.42	39.65
5.501 - 6.000	236	73,676,104.00	28.63	662	79.79	5.828	98.87	38.75
6.001 - 6.500	218	62,799,239.90	24.40	656	81.51	6.320	98.70	40.13
6.501 - 7.000	183	50,586,778.95	19.66	651	82.61	6.800	98.72	41.34
7.001 - 7.500	62	18,054,204.48	7.02	648	83.18	7.289	99.16	39.50
7.501 - 8.000	39	10,114,498.36	3.93	646	87.00	7.806	89.92	42.47
8.001 - 8.500	6	1,620,760.00	0.63	656	81.19	8.242	100.00	42.85
8.501 - 9.000	9	1,788,165.00	0.69	626	92.63	8.715	100.00	39.56
9.001 - 9.500	2	704,900.00	0.27	630	95.00	9.115	100.00	44.23
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

Minimum Rate: 4.890
Maximum Rate: 9.130
WA Rate: 6.286

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
11.001 - 11.500	11	$4,497,220.00	1.75%	688	80.59%	4.991%	100.00%	36.37%
11.501 - 12.000	85	28,732,425.00	11.17	691	80.71	5.352	98.22	38.99
12.001 - 12.500	170	54,732,781.00	21.27	669	79.73	5.785	98.47	38.54
12.501 - 13.000	214	63,858,329.69	24.82	653	80.88	6.140	98.72	40.24
13.001 - 13.500	184	49,658,437.16	19.30	656	82.09	6.588	98.69	40.62
13.501 - 14.000	104	30,552,045.00	11.87	647	81.67	6.888	99.50	40.95
14.001 - 14.500	58	15,478,809.48	6.02	638	84.89	7.435	98.24	40.55
14.501 - 15.000	24	6,463,223.36	2.51	647	87.69	7.847	88.44	42.24
15.001 - 15.500	6	1,348,210.00	0.52	610	84.71	8.518	100.00	41.23
15.501 - 16.000	7	1,297,215.00	0.50	640	91.82	8.672	100.00	40.53
16.001 - 16.500	2	704,900.00	0.27	630	95.00	9.115	100.00	44.23
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

Minimum Maximum Rate: 11.490
Maximum Maximum Rate: 16.130
WA Maximum Rate: 12.975

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0.501 - 1.000	1	$318,400.00	0.12%	684	80.00%	6.200%	100.00%	48.51%
2.501 - 3.000	3	1,265,250.00	0.49	737	83.58	5.034	100.00	43.01
3.001 - 3.500	7	2,600,764.00	1.01	727	84.15	5.468	91.65	33.95
3.501 - 4.000	1	130,500.00	0.05	679	90.00	5.890	100.00	45.45
4.001 - 4.500	4	1,225,847.00	0.48	685	77.00	5.436	100.00	36.14
4.501 - 5.000	93	32,613,791.65	12.67	676	81.18	5.898	100.00	40.09
5.001 - 5.500	224	64,298,010.13	24.99	649	80.35	6.135	97.49	39.78
5.501 - 6.000	348	101,790,088.23	39.56	656	81.03	6.376	99.46	40.12
6.001 - 6.500	122	35,700,234.69	13.87	665	82.44	6.440	96.87	39.57
6.501 - 7.000	36	9,626,194.99	3.74	661	85.23	6.887	100.00	40.49
7.001 - 7.500	13	4,086,490.00	1.59	657	88.24	6.831	94.77	38.25
7.501 - 8.000	10	2,699,125.00	1.05	650	87.61	7.658	89.88	41.79
8.001 - 8.500	1	436,500.00	0.17	686	90.00	7.250	100.00	40.00
8.501 - 9.000	2	532,400.00	0.21	655	83.04	6.880	100.00	45.54
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

Minimum Gross Margin: 1.000
Maximum Gross Margin: 8.875
WA Gross Margin: 5.6356

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15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
2005-03	11	$3,996,514.00	1.55%	729	84.16%	5.344%	94.57%	37.20%
2006-08	1	53,900.00	0.02	600	78.20	6.375	100.00	43.00
2006-09	6	1,861,743.69	0.72	700	80.00	6.929	100.00	41.06
2006-10	31	8,346,996.51	3.24	647	80.19	6.693	97.84	38.71
2006-11	116	34,217,276.91	13.30	664	81.95	6.416	98.36	40.71
2006-12	555	167,885,901.57	65.24	658	81.49	6.253	98.64	39.80
2007-01	50	13,097,652.00	5.09	659	82.85	6.627	98.41	40.78
2007-11	6	1,233,800.01	0.48	617	84.18	7.138	100.00	40.97
2007-12	21	6,246,000.00	2.43	656	81.78	5.945	100.00	42.67
2008-01	2	668,640.00	0.26	657	80.00	6.106	100.00	45.54
2009-10	1	122,000.00	0.05	649	37.50	6.375	100.00	31.00
2009-11	15	4,233,000.00	1.65	657	81.37	6.345	94.61	40.54
2009-12	50	15,360,171.00	5.97	659	79.16	6.072	98.06	38.32
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0 - 0	152	$46,749,955.34	18.17%	661	81.66%	6.681%	97.34%	41.08%
7 - 12	38	13,956,934.00	5.42	666	81.27	6.546	100.00	37.15
13 - 24	614	178,399,566.34	69.33	659	81.48	6.182	98.63	39.84
25 - 36	61	18,217,140.01	7.08	655	80.97	6.089	98.36	39.77
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
25 Yr 1 Month Libor -Interest Only ARM	11	$3,996,514.00	1.55%	729	84.16%	5.344%	94.57%	37.20%
2/28 ARM - 2Yr Interest Only	320	89,438,444.04	34.76	644	81.51	6.530	99.16	40.43
2/28 ARM - 5Yr Interest Only	439	135,954,646.64	52.83	669	81.56	6.185	98.17	39.67
3/27 ARM - 3 Yr Interest Only	24	6,534,820.01	2.54	650	81.10	6.041	100.00	43.45
3/27 ARM - 5Yr Interest Only	2	401,200.00	0.16	589	90.09	8.252	100.00	32.05
5/25 ARM - 5Yr Interest Only	69	20,997,971.00	8.16	659	80.10	6.116	97.49	38.85
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
A	118	$34,435,162.36	13.38%	626	81.53%	6.217%	98.01%	40.29%
AA	673	201,317,801.95	78.24	669	81.51	6.288	98.47	39.85
A-	40	11,002,050.00	4.28	597	81.21	6.681	100.00	40.84
A+	23	6,572,067.38	2.55	624	78.65	6.506	100.00	40.16
FICO	11	3,996,514.00	1.55	729	84.16	5.344	94.57	37.20
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
1	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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20. Debt-to-Income Ratio

Debt-to-Income Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
5.01 - 10.00	4	$704,700.00	0.27%	638	80.51%	6.666%	100.00%	8.34%
10.01 - 15.00	5	1,690,830.00	0.66	660	78.58	6.387	100.00	14.24
15.01 - 20.00	12	3,970,750.00	1.54	654	78.26	6.059	100.00	18.03
20.01 - 25.00	22	5,427,885.00	2.11	680	79.91	6.016	96.65	22.96
25.01 - 30.00	54	16,005,961.00	6.22	656	81.06	6.153	97.71	28.16
30.01 - 35.00	117	35,929,807.00	13.96	669	80.18	6.172	99.42	33.23
35.01 - 40.00	165	49,456,575.34	19.22	656	81.87	6.224	98.28	37.88
40.01 - 45.00	270	80,935,802.85	31.45	661	81.66	6.334	98.86	42.98
45.01 - 50.00	196	56,920,026.83	22.12	655	81.87	6.395	97.58	47.79
50.01 - 55.00	20	6,281,257.67	2.44	659	84.69	6.468	98.87	52.22
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	98.45%	39.91%

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Credit Suisse First Boston
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www.csfb.com
Dec 17, 2004 11:14

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